The Gabelli International Small Cap Fund

A series of the GAMCO Global Series Funds, Inc.

SUMMARY PROSPECTUS April 30, 2025

Class AAA (GABOX), A (GOCAX), I (GLOIX)

Before you invest, you may want to review the Fund’s Prospectus and Statement of Additional Information (“SAI”), which contain more information about the Fund and its risks. You can find the Fund’s Prospectus, SAI, reports to shareholders and other information about the Fund online at www.gabelli.com/funds/open_ends. You can also get this information at no cost by calling 800-422-3554 or by sending an email request to info@gabelli.com. The Fund’s Prospectus and SAI, both dated April 30, 2025, as may be amended or supplemented, are incorporated by reference into this Summary Prospectus.

Investment Objectives

The International Small Cap Fund primarily seeks to provide investors with appreciation of capital. Current income is a secondary objective of the International Small Cap Fund.

Fees and Expenses of the International Small Cap Fund:

This table describes the fees and expenses that you may pay if you buy, hold or sell shares of the International Small Cap Fund. You may qualify for sales charge discounts on Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in Class A shares of the Gabelli family of mutual funds when and if initial investments into Class A shares are reopened. More information about these and other discounts is available from your financial professional and in the section entitled “Classes of Shares” on page 60 of the prospectus and in Appendix A, “Sales Charge Reductions and Waivers Available through Certain Intermediaries,” attached to the prospectus and “Distribution Plans” on page 49 of the Fund’s statement of additional information.

	Class AAA	Class A	Class I
	Shares	Shares	Shares
Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	5.75%	None
Maximum Deferred Sales Charge (Load) (as a percentage of redemption price)	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (as a percentage of amount invested)	None	None	None
Redemption Fee (as a percentage of amount redeemed for shares held 7 days or less)	2.00%	2.00%	2.00%
Exchange Fee	None	None	None
Annual Fund Operating Expenses (expenses that you are deducted from Fund assets):
Management Fees	1.00%	1.00%	1.00%
Distribution and Service (Rule 12b-1) Fees	0.25%	0.25%	None
Other Expenses	3.10%	3.10%	3.10%
Total Annual Fund Operating Expenses(1)	4.35%	4.35%	4.10%
Fee Waiver and/or Expense Reimbursement(1)	(3.43)%	(3.43)%	(3.18)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement	0.92%	0.92%	0.92%

(1)	The Adviser has contractually agreed to waive its investment advisory fees and/or to reimburse expenses of the International Small Cap Fund to the extent necessary to maintain the Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement (excluding brokerage costs, acquired fund fees and expenses, interest, taxes, and extraordinary expenses) at no more than an annual rate of 0.90% for all classes of shares. Under this same arrangement, the International Small Cap Fund has also agreed, during the two year period following the year of any such waiver or reimbursement by the Adviser, to repay such amount, but only to the extent the International Small Cap Fund’s adjusted Total Annual Fund Operating Expenses would not exceed an annual rate of 0.90% for the applicable class of shares, after giving effect to the repayments. This arrangement is in effect through April 30, 2026, and may be terminated only by the Board of Directors of the Corporation (the “Board”) before such time. The International Small Cap Fund will carry forward any fees and expenses in excess of the expense limitation and repay the Adviser such amount provided the International Small Cap Fund is able to do so without exceeding the lesser of (1) the expense limit in effect at the time of the waiver or reimbursement, as applicable, or (2) the expense limit in effect at the time of recoupment after giving effect to the repayment.

Expense Example

This example is intended to help you compare the cost of investing in the International Small Cap Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the International Small Cap Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example assumes a waiver of expenses through the date of the expiration of the waiver, and reflects Total Annual Fund Operating Expenses following the date of the expiration of the waiver. The example also assumes that your investment has a 5% return each year and that the International Small Cap Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class AAA Shares	$94	$1,005	$1,928	$4,288
Class A Shares	$663	$1,522	$2,393	$4,618
Class I Shares	$94	$956	$1,832	$4,093

You would pay the following expenses if you did not redeem your shares of the International Small Cap Fund:

	1 Year	3 Years	5 Years	10 Years
Class AAA Shares	$94	$1,005	$1,928	$4,288
Class A Shares	$663	$1,522	$2,393	$4,618
Class I Shares	$94	$956	$1,832	$4,093

Portfolio Turnover

The International Small Cap Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the International Small Cap Fund’s shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the International Small Cap Fund’s performance. During the most recent fiscal year, the International Small Cap Fund’s portfolio turnover rate was 4% of the average value of its portfolio.

Principal Investment Strategies

The International Small Cap Fund will invest primarily in a portfolio of common stocks of non-U.S. companies. In determining whether an issuer is a U.S. or non-U.S. company, the International Small Cap Fund will consider various factors including its country of domicile, the primary stock exchange on which it trades, the location from which the majority of its revenue comes, and its reporting currency. Under normal market conditions, the International Small Cap Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in the stocks of “small cap companies.” The Adviser currently characterizes small capitalization companies as those with total common stock market values of $3 billion or less at the time of investment. The investment policy of the International Small Cap Fund relating to the type of securities in which 80% of the International Small Cap Fund’s net assets must be invested may be changed by the Board without shareholder approval. Shareholders will, however, receive at least sixty days notice prior to any change in this policy.

The International Small Cap Fund may invest in non-U.S. markets throughout the world, including emerging markets. The International Small Cap Fund considers emerging markets to be markets located in countries classified as emerging or frontier markets by MSCI, and are generally located in the Asia-Pacific region, Eastern Europe, the Middle East,

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Central and South America, and Africa. Ordinarily, the International Small Cap Fund will invest in the securities of issuers located in at least five countries outside the U.S. There are no geographic limits on the International Small Cap Fund’s non-U.S. investments.

In selecting investments, the Adviser seeks issuers with a dominant market share or niche franchise in growing and/or consolidating industries. The Adviser considers for purchase the stocks of small capitalization (capitalization is the price per share multiplied by the number of shares outstanding) companies with experienced management, strong balance sheets, and rising free cash flow and earnings. The Adviser’s goal is to invest long term in the stocks of companies trading at reasonable market valuations relative to perceived economic worth.

Frequently, smaller capitalization companies exhibit one or more of the following traits:

●	New products or technologies

●	New distribution methods

●	Rapid changes in industry conditions due to regulatory or other developments

●	Changes in management or similar characteristics that may result not only in expected growth in revenues but in an accelerated or above average rate of earnings growth, which would usually be reflected in capital appreciation.

In addition, because smaller capitalization companies are less actively followed by stock analysts and less information is available on which to base stock price evaluations, the market may overlook favorable trends in particular smaller growth companies and then adjust its valuation more quickly once investor interest is gained.

Principal Risks

You may want to invest in the International Small Cap Fund if:

●	you are a long term investor

●	you seek growth of capital

●	you seek to diversify your investments outside the U.S.

The International Small Cap Fund’s share price will fluctuate with changes in the market value of the International Small Cap Fund’s portfolio securities. Stocks are subject to market, economic, and business risks that may cause their prices to fluctuate. An investment in the International Small Cap Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell International Small Cap Fund shares, they may be worth less than what you paid for them; you may lose money by investing in the International Small Cap Fund.

Investing in the International Small Cap Fund involves the following risks:

●	Equity Risk. Equity risk is the risk that the prices of the securities held by the International Small Cap Fund will change due to general market and economic conditions, perceptions regarding the industries in which the companies issuing the securities participate and the issuer company’s particular circumstances.

●	Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund’s shares and distributions therefore may decline. Inflation may result in losses to Fund shareholders.

●	Foreign Securities Risk. Investments in foreign securities involve risks relating to political, social, and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject. These risks include expropriation, differing accounting and disclosure standards, currency exchange risks, settlement difficulties, market illiquidity, difficulties enforcing legal rights, and greater transaction costs.

●	Emerging Markets Risk. The above listed foreign securities risks are more pronounced in the securities of companies located in emerging markets.

●	Interest Rate Risk. Investments in securities with an income component involve interest rate risk. When interest rates decline, the value of such securities generally rises. Conversely, when interest rates rise, the value of such securities generally declines. It is also possible that the issuer of a security may not be able

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to make dividend, interest and principal payments when due. There is a risk that heightened interest rates may cause the economy to enter a recession. Any such recession would negatively impact the Fund and the investments held by the Fund.

●	Currency Risk. Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and may widen any losses. The International Small Cap Fund may, but is not required to, seek to reduce currency risk by hedging part or all of its exposure to various foreign currencies. In addition, the International Small Cap Fund’s investments could be adversely affected by delays in, or a refusal to grant, repatriation of funds or conversion of emerging market currencies.

●	Depositary Receipts. The International Small Cap Fund may invest in non-U.S. equity securities through depositary receipts, including ADRs, EDRs, GDRs and other similar global instruments. While ADRs, EDRs and GDRs may not necessarily be denominated in the same currency as the securities into which they may be converted, many of the risks associated with foreign (non-U.S.) securities may also apply to ADRs, EDRs and GDRs. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities. Depositary receipts that are not sponsored by the issuer may be less liquid and there may be less readily available public information about the issuer.

●	Growth Stock Risk. Securities of growth companies may be more volatile since such companies usually invest a high portion of earnings in their business, and they may lack the dividends of value stocks that can cushion stock prices in a falling market.

●	Issuer Risk. The value of a security may decline for a number of reasons that directly relate to an issuer, such as management performance, financial leverage, and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets or factors unrelated to the issuer’s value, such as investor perception.

●	Management Risk. If the portfolio manager is incorrect in his assessment of the growth prospects of the securities the International Small Cap Fund holds, then the value of the International Small Cap Fund’s shares may decline.

●

Non-Diversification Risk. As a non-diversified mutual fund, more of the International Small Cap Fund’s assets may be focused in the common stocks of a small number of issuers, which may make the value of the International Small Cap Fund’s shares more sensitive to changes in the market value of a single issuer or industry and more susceptible to risks with a single economic, market, political or regulatory occurrence than shares of a diversified mutual fund.

Although the International Small Cap Fund is registered as a non-diversified fund, it has operated as a diversified fund for over three years. Therefore, the Investment Company Act of 1940, as amended (the “1940 Act”) obliges the International Small Cap Fund to continue to operate as a diversified fund unless it obtains shareholder approval to operate as a non-diversified fund.

●	Smaller Capitalization Risk. Risk is greater for the securities of smaller capitalization companies (including small unseasoned companies that have been in operation for less than three years) because such companies generally are more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources.

●	Market Risk. General economic and market conditions, such as interest rates, availability of credit, inflation rates, economic uncertainty, supply chain disruptions, labor shortages, energy and other resource shortages, changes in laws, trade barriers, currency exchange controls and national and international political circumstances (including governmental responses to public health crises or the spread of infectious diseases), may have long-term negative effects on the U.S. and worldwide financial markets and economy, and thus the Fund.

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Performance

The bar chart and table that follow provide an indication of the risks of investing in the International Small Cap Fund by showing changes in the International Small Cap Fund’s performance from year to year and by showing how the International Small Cap Fund’s average annual returns for one year, five years, and ten years compared with those of a broad based securities market index. As with all mutual funds, the International Small Cap Fund’s past performance (before and after taxes) does not predict how the International Small Cap Fund will perform in the future. Updated information on the International Small Cap Fund’s results can be obtained by visiting www.gabelli.com.

INTERNATIONAL SMALL CAP FUND

(Total Returns for Class AAA Shares for the Years Ended December 31)

40%
30%
20%
10%
0%
-10%
-20%
-30%
-40%
0.19%
1.12%
28.09%
-20.87%
25.94%
19.16%
4.16%
-25.50%
6.32%
-6.04%
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024

During the calendar years shown in the bar chart, the highest return for a quarter was 21.47% (quarter ended June 30, 2020), and the lowest return for a quarter was (25.11)% (quarter ended March 31, 2020).

Average Annual Total Returns (for the years ended December 31, 2024 with maximum sales charge, if applicable)	Past One Year	Past Five Years	Past Ten Years
International Small Cap Fund Class AAA Shares:
Return Before Taxes	(6.04)%	(1.57)%	1.79%
Return After Taxes on Distributions	(5.99)%	(1.73)%	(0.07)%
Return After Taxes on Distributions and Sale of Fund Shares	(3.32)%	(1.05)%	1.46%
Class A Shares Return Before Taxes	(11.45)%	(2.74)%	0.96%
Class I Shares Return Before Taxes	(6.11)%	(1.60)%	2.00%
MSCI EAFE Small Cap Index (reflects no deduction for fees, expenses, or taxes)	2.32%	2.74%	5.95%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some instances, the “Return After Taxes on Distributions and Sale of Fund Shares” may be greater than the “Return After Taxes on Distributions” because the investor is assumed to have sufficient capital gains of the same character from other investments to offset any capital losses from the redemption so that the taxpayer may deduct the capital losses in full. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their International Small Cap Fund shares through tax deferred arrangements, such as 401(k) plans or individual retirement accounts, including Roth IRAs and SEP IRAs (collectively, “IRAs”). After-tax returns are shown only for Class AAA shares. After-tax returns for other classes will vary due to the differences in expenses.

Management

The Adviser. Gabelli Funds, LLC

The Portfolio Manager. Mr. Caesar M.P. Bryan, Senior Vice President of GAMCO Investors, Inc., has served as portfolio manager of the International Small Cap Fund since 1998.

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In managing the portfolio of The International Small Cap Fund, the Adviser also uses the services of Gustavo Pifano and Ashish Sinha, investment professionals of an affiliate, GAMCO Asset Management (UK) Limited (“GAMCO UK”). Mr. Pifano joined the firm in 2008 and is an Assistant Vice President for research based in London. He covers the industrial and consumer sectors with a focus on small-cap stocks. Mr. Pifano holds a Bachelor of Business Administration in Finance from the University of Miami and an MBA from the University of Oxford Said Business School.

Mr. Sinha joined GAMCO UK in 2012 as a research analyst and is an Assistant Vice President. Mr. Sinha holds a Bachelor of Business Administration from IMS, India and a Master of International Business from the Indian Institute of Foreign Trade, India. He is a Chartered Financial Analyst.

In keeping with applicable regulatory guidance, GAMCO UK entered into a Memorandum of Understanding with the Adviser pursuant to which GAMCO UK is considered a “Participating Affiliate” of the Adviser as that term is used in relief granted by the staff of the Securities and Exchange Commission (“SEC”) allowing U.S. registered investment advisers to use portfolio management and trading resources of advisory affiliates subject to the supervision of a registered adviser.

Purchase and Sale of Fund Shares

The International Small Cap Fund currently offers three classes of shares — Class AAA Shares, Class A Shares, and Class I Shares. Only Class AAA and Class A shareholders may purchase more of these share classes. Neither Class C shareholders nor any other investors may purchase more of Class C Shares.

The minimum initial investment for Class AAA and Class A shares will be $1,000 ($250 for IRAs or Coverdell Education Savings Plans) when and if initial investments into Class AAA and A shares are reopened. When and if initial investments into Class AAA and A shares are reopened, there will be no minimum initial investment for Class AAA and Class A shares in an automatic monthly investment plan. Class I shares are available to investors with a minimum investment of $1,000 when purchasing shares directly through G.distributors, LLC, the International Small Cap Fund’s distributor (“G.distributors” or the “Distributor”), or investors purchasing Class I shares through brokers or financial intermediaries that have entered into selling agreements with the Distributor specifically with respect to Class I shares, and which have different minimum investment amounts. If you transact in Class I shares through a broker or financial intermediary, you may be required to pay a commission and/or other forms of compensation to the broker or financial intermediary. The Distributor reserves the right to waive or change minimum investment amounts. There is no minimum for subsequent investments.

Since the minimum initial investment amount for the International Small Cap Fund’s Class I shares purchased directly through the Distributor is the same as that for all other classes of the International Small Cap Fund’s shares, shareholders still eligible to purchase Class AAA and Class A shares of the International Small Cap Fund should instead consider purchasing Class I shares since Class I shares carry no sales load and no ongoing distribution fees. Investors and shareholders who wish to purchase shares of the International Small Cap Fund through a broker or financial intermediary should consult their broker or financial intermediary with respect to the purchase of shares of the International Small Cap Fund. Please refer to the International Small Cap Fund’s statutory prospectus for additional information about share class conversions and exchanges among funds managed by the Adviser or its affiliates.

You can purchase or redeem shares of the International Small Cap Fund on any day the New York Stock Exchange (“NYSE”) is open for trading (a “Business Day”). You may purchase or redeem International Small Cap Fund shares by written request via mail (The Gabelli Funds, P.O. Box 219204, Kansas City, MO 64121-9204), personal or overnight delivery (The Gabelli Funds, c/o SS&C Global Investor & Distribution Solutions, Inc., 801 Pennsylvania Avenue, Suite 219204, Kansas City, MO 64105-1307), Internet, bank wire, or Automated Clearing House (“ACH”) system. You may also purchase Fund shares by telephone if you have an existing account with banking instructions on file at 800-GABELLI (800-422-3554).

Shares of the International Small Cap Fund can also be purchased or sold through registered broker-dealers or financial intermediaries that have entered into appropriate selling agreements with the Distributor. The broker-dealer or other financial intermediary will transmit these transaction orders to the International Small Cap Fund on your behalf and send you confirmation of your transactions and periodic account statements showing your investments in the International Small Cap Fund.

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Tax Information

The International Small Cap Fund expects that distributions will generally be taxable as ordinary income or long term capital gains, unless you are investing through a tax deferred arrangement, such as a 401(k) plan or an IRA.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the International Small Cap Fund through a broker-dealer or other financial intermediary (such as a bank), the International Small Cap Fund and its related companies may pay the intermediary for the sale of International Small Cap Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the International Small Cap Fund over another investment. For more information, turn to “Third Party Arrangements” on page 67 of the prospectus. Ask your salesperson or visit your financial intermediary’s website for more information.

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403 multi 2025

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